BayFunds
Money Market Funds
Investment Shares, Institutional Shares and Trust Shares
Supplement to the Prospectus dated March 1, 1996, as supplemented on August 16, 1996 and September 26, 1996 and Statement of Additional Information dated March 1, 1996

Effective November 25, 1996, the name of BayFunds Money Market Portfolio has been changed to 1784 Prime Money Market Fund. Accordingly, please change all references to BayFunds Money Market Portfolio in your Prospectus and Statement of Additional Information to 1784 Prime Money Market Fund.
Effective November 25, 1996, Investment Shares and Institutional Shares of BayFunds U.S. Treasury Money Market Portfolio are no longer offered. Investment Shares of BayFunds U.S. Treasury Money Market Portfolio have been transferred into Class A Shares of 1784 U.S. Treasury Money Market Fund and Institutional Shares of BayFunds U.S. Treasury Money Market Portfolio have been transferred into shares of 1784 Institutional U.S. Treasury Money Market Fund.
To obtain additional information or request a copy of the prospectus for Class A Shares of 1784 U.S. Treasury Money Market Fund or shares of 1784 Institutional U.S. Treasury Money Market Fund, free of charge, investors may call 1-800-252-1784.

November 25, 1996

Federated Investors
Federated Investors Tower
Pittsburgh, PA  15222-3779

Federated Securities Corp. is the distributor of the Funds and is a subsidiary of Federated Investors.
Cusip 072782204
Cusip 072782105
Cusip 072782709
Cusip 072782600
G00508-07 (11/96)